UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010

INFRARED SYSTEMS INTERNATIONAL
(Exact name of registrant as specified in its charter)

Nevada	333-147367	38-3767357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 NW Newberry Hill Road, Suite 202, Silverdale, WA                          98383
(Address of principal executive offices)                                                                                    (Zip Code)

Registrant’s telephone number, including area code: (360) 473-1160

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 23, 2010, Infrared Systems International (the "Company") engaged Bongiovanni & Associates, CPA’s ("B&A") as its principal accountant and dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) from that role. The change in accountants was recommended and approved by the Company's Board of Directors.

In connection with the audit of the Company's financial statements for the fiscal years ended September 30, 2009 and 2008, the reports of CVWB did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the registrant’s two most recent fiscal years and any subsequent interim period through the date of the dismissal there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the CVWB, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

Attached as Exhibit 16.1 is a copy of CVWB’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K/A.

The reports of CVWB on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of an opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has not previously consulted with B&A regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended September 30, 2009 and September 30, 2008, and any later interim period, including the interim period up to and including the date the relationship with CVWB ceased.  B&A has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). B&A has elected not furnish a letter to the Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K

16.1           Letter from Child, Van Wagoner & Bradshaw, PLLC to the Securities and Exchange Commission dated August 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRARED SYSTEMS INTERNATIONAL

Date: August 30, 2010                                                                                                By: /s/ William M. Wright
               William M. Wright, President